                                                                    EXHIBIT 2.h.



                            EXPRESS SCRIPTS AUTOMATIC
                             EXCHANGE SECURITY TRUST

             $__________ TRUST ISSUED AUTOMATIC EXCHANGE SECURITIES (SUBJECT TO EXCHANGE INTO CLASS A COMMON STOCK (PAR VALUE $.01 PER SHARE) OF EXPRESS SCRIPTS, INC.)


                             UNDERWRITING AGREEMENT


                                                              November [ ], 2000



GOLDMAN, SACHS & CO.
CREDIT SUISSE FIRST BOSTON CORPORATION
  c/o Goldman, Sachs & Co.
     85 Broad Street
     New York, N.Y.  10004

Ladies and Gentlemen:

     1. Introductory. Express Scripts Automatic Exchange Security Trust, a trust duly created under the laws of the State of New York (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule 1 hereto (the
"Underwriters" or "you") an aggregate of 3,000,000 $[   ] Trust Issued Automatic
Exchange Securities of the Trust specified above (the "Firm Securities") and, at the election of the Underwriters, up to an aggregate of 450,000 additional $[ ] Trust Issued Automatic Exchange Securities (the "Optional Securities") (the Firm Securities and the Optional Securities which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "Securities").

     The $[   ] Trust Issued Automatic Exchange Securities of the Trust to be
outstanding after giving effect to the sales contemplated hereby are hereinafter called the "Automatic Exchange Securities." Each Automatic Exchange Security will be exchanged for one or fewer shares of Class A Common Stock, par value $.01 per share ("the Common Stock"), of
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                                      -2-

Express Scripts, Inc., a Delaware corporation (the "Company") or in certain circumstances, other securities or property or cash on November [ ], 2003, (the "Exchange Date") or such other date as specified in the Contract (as defined below), which Common Stock will be delivered pursuant to a forward purchase contract (the "Contract"), dated as of November [ ], 2000, between the Trust and NYLIFE LLC, a Delaware limited liability company (the "Selling Stockholder"). The Selling Stockholder's obligation under the Contract will be secured by a pledge of collateral pursuant to the terms of a collateral agreement, dated November [ ], 2000, among the Selling Stockholder, The Chase Manhattan Bank ("Chase"), as collateral agent (in such capacity, the "Collateral Agent"), and the Trust (the "Collateral Agreement").

     It is understood and agreed to by all parties that the Company and the Selling Stockholder are concurrently entering into an agreement (the "Secondary Underwriting Agreement") providing for the sale by the Selling Stockholder of up to a total of 6,000,000 shares of Common Stock and, at the election of the underwriters who are parties to the Secondary Underwriting Agreement, up to 900,000 additional shares of Common Stock.

     2. Representations and Warranties of the Company and the Selling
Stockholder.

     (a) The Company represents and warrants to, and agrees with, each of the Underwriters, the Trust and the Selling Stockholder that:

     (i) A registration statement on Form S-3 (No. 333-47572) in respect of the shares of Common Stock deliverable pursuant to the Contract (the "Contract Shares"), has been filed with the Securities and Exchange Commission (the "Commission") and either (i) has been declared effective under the Securities Act of 1933 (the "Act") and is not proposed to be amended or
     (ii) is proposed to be amended by amendment or post-effective amendment. The Company has complied with the conditions for use of Form S-3 under the Act. If such registration statement (the "initial Company registration statement") has been declared effective, either (i) an additional registration statement (the "additional Company registration statement") relating to the Contract Shares may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule, and the Contract Shares all have been duly registered under the Act pursuant to the initial Company registration statement and, if applicable, the additional Company registration statement or (ii) such an additional Company registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule, and upon such filing the Contract Shares will all have been duly registered under the Act pursuant to the initial Company registration statement and such additional Company registration statement. If the Company does not propose to amend the initial Company registration statement or if an


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                                      -3-

     additional Company registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such Company registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such Company registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional Company registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial Company registration statement or, if filed prior to the execution and delivery of this Agreement, the additional Company registration statement means (i) if the Company has advised the Underwriters that it does not propose to amend such Company registration statement, such date and time as of which such Company registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Underwriters that it proposes to file an amendment or post-effective amendment to such Company registration statement, the date and time as of which such Company registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional Company registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Underwriters that it proposes to file one, "Effective Time" with respect to such additional Company registration statement means the date and time as of which such additional Company registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial Company registration statement or the additional Company registration statement (if any) means the date of the Effective Time thereof. The initial Company registration statement, as amended at its Effective Time, including all material incorporated by reference therein, and all information contained in the additional Company registration statement (if any) and deemed to be a part of the initial Company registration statement as of the Effective Time of the additional Company registration statement pursuant to the General Instructions of Form S-3, including all information (if any) deemed to be a part of the initial Company registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Company Registration Statement." The additional Company registration statement, as amended at its Effective Time, including the contents of the initial Company registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional Company registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Company Registration Statement." The Initial Company Registration Statement and the Additional Company Registration Statement are herein referred to collectively as the "Company Registration Statements." The form of prospectus relating to the Contract Shares, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Company Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Company Prospectus"; and the Trust Registration Statement (as defined in Section 2(c)(i) hereof) and the Company Registration Statement are hereinafter collectively called the "Registration Statements" and the Trust Prospectus and the Company Prospectus are hereinafter collectively called the "Prospectuses"; and any reference herein to any Company preliminary prospectus or the Company Prospectus shall be deemed to refer to any amendment or supplement to any Company preliminary prospectus. No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

     (ii) If the Effective Time of the Initial Company Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Company Registration Statement, the Initial Company Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Company Registration Statement (if any), each Company Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, as of the First Date of Delivery and any Second Date of Delivery, and at the time of filing of the Company Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Company Registration Statement in which the Company Prospectus is included, the Company Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Company Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Company Registration Statement, the Initial Company Registration Statement, and on the Effective Date of the Initial Company Registration Statement and as of the First Date of Delivery and any Second Date of Delivery, the Company Prospectus, will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and no Additional Company Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Company Registration Statement or the Company Prospectus based upon written information furnished to the Company by any Underwriter through the Underwriters specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof. The documents incorporated by reference in the Company Prospectus, at the time filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Act, as applicable, and the rules and regulations of the Commission thereunder. The Commission has not issued an order preventing or suspending the use of any Company Prospectus relating to the proposed offering of the Contract Shares nor instituted proceedings for that purpose.

     (iii) To the extent that any statements or omissions made in the Trust Registration Statement, any Trust Preliminary Prospectus, the Trust Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Trust by the Company expressly for use therein (A) the Trust Registration Statement and any amendment or supplement thereto, do not and will not, as of the effective dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Trust Prospectus does not, and as amended and supplemented will not, as of the applicable filing date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (iv) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Company Registration Statements and the Company Prospectus. Each of the subsidiaries of the Company as listed in Exhibit A hereto (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Company Registration Statements and the Company Prospectus. The subsidiaries listed in Exhibit B hereto are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the Company and the

     Subsidiaries taken as a whole). The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and to the extent shown in Exhibit B hereto are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and, other than as described in the Company Registration Statements and the Company Prospectus or as disclosed in writing to the Underwriters, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Company or any of the Subsidiaries are outstanding.

     (v) The outstanding shares of Common Stock of the Company (including the shares of Common Stock to be pledged under the Collateral Agreement) have been duly authorized and validly issued, are fully paid and non-assessable. Neither the filing of any Company Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock. Except as disclosed in the Company Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

     (vi) The information set forth under the caption "Capitalization" in the Company Prospectus is true and correct. All of the outstanding shares of Common Stock and the Contract Shares conform, in all material respects, to the description thereof contained in the Company Registration Statements. The form of certificates for the Contract Shares conforms to the corporate law of the jurisdiction of the Company's incorporation.

     (vii) The consolidated financial statements of the Company and its consolidated subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Company Registration Statements and the Company Prospectus, present fairly the financial position and the results of operations and cash flows of the Company and its consolidated subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and operating data included or incorporated by reference in the Company Registration Statements and the Company Prospectus present fairly the information shown therein and such data have been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.

     (viii) PricewaterhouseCoopers LLP, who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Company Registration Statements and the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

     (ix) There is no action, suit, claim or governmental or third-party payor audit (other than client audits in the ordinary course of business), investigation or other proceeding ("Proceeding") pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties which if determined adversely to the Company or any of the Subsidiaries might individually or in the aggregate have a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole or prevent the consummation of the transactions contemplated hereby, except as set forth in the Company Prospectus, including, without limitation, any such Proceeding pursuant to federal or state laws or regulations (i) prohibiting the payment or receipt of remuneration for patient referrals, (ii) prohibiting the filing of false claims, (iii) prescribing conditions of participation for certification by the Medicare and Medicaid programs and state fund programs or standards for licensure or health planning approval or (iv) providing for reimbursement under the Medicare and Medicaid and state fund programs.

     (x) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements (other than as described in the Company Registration Statements and Company Prospectus) hereinabove described, except for such properties disposed of in the ordinary course of business, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Company Registration Statements and Company Prospectus) or which are not material in amount. The Company and the Subsidiaries occupy their leased properties under valid and binding leases, with such exceptions as are not material.

     (xi) The Company and the Subsidiaries have timely filed all material federal, state, local and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith in appropriate proceedings. All material tax liabilities have been adequately provided for in the financial statements of the Company.

     (xii) Since the date of the last audited financial statement included in the Company Registration Statements and the Company Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or adversely affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or any of the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Company Prospectus. Except as disclosed in or contemplated by the Company Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company's financial statements which are included or incorporated by reference in the Company Registration Statements and the Company Prospectus.

     (xiii) Neither the Company nor any of the Subsidiaries is, or, with the giving of notice or lapse of time or both, will be, in violation of or in default under (i) its corporate charter or by-laws, (ii) any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (iii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, which default or violation (in the case of (ii) and (iii) only) is of material significance in respect of the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. This Agreement has been duly authorized, executed and delivered by the Company. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of a lien pursuant to any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, or of the charter or by-laws of the Company or any statute, rule regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties.

     (xiv) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Contract Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

     (xv) The Company and the Subsidiaries own, possess or can acquire on reasonable terms adequate patents, patent rights, trade names, trademarks or copyrights and other intellectual property materially necessary to conduct the business now operated by them, or presently employed by them. To the best knowledge of the Company, neither the Company nor any of the Subsidiaries has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the Subsidiaries taken as a whole. The Company knows of no material infringement by others of patents, patent rights, trade names, trademarks or copyrights owned by or licensed to the Company or any Subsidiary.

     (xvi) No labor dispute with the employees of the Company or any Subsidiary exists or, to the best knowledge of the Company, is imminent that could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and the Subsidiaries taken as a whole.

     (xvii) Neither the Company nor, to the Company's best knowledge, any of its affiliates (as such term is defined in the Rules and Regulations) has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Contract Shares.

     (xviii) Neither the Company nor any Subsidiary is, and after giving effect to the offer and sale of the Contract Shares will be, an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder.

     (xix) The Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses as presently conducted and the value of their respective properties and as is customary for companies engaged in similar industries.

     (xx) With respect to pension and welfare plans maintained by the Company and the Subsidiaries, each of the Company and the Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; none of the Company and the Subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company and the Subsidiaries would have any ---- liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

     (xxi) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Securities it commences doing such business.

     (xxii) To the best knowledge of the Company, the Company and each of the Subsidiaries has conducted its business in material compliance with all the laws, rules and regulations of the jurisdictions in which each such entity is conducting business, except as disclosed in the Company Prospectus and the Company Registration Statements. Without limiting the foregoing, except as disclosed in the Company Prospectus and the Company Registration Statements, (i) the Company is in compliance with the requirements of
     Section 13(b)(2) of the Exchange Act applicable to it and (ii) the Company and each of the Subsidiaries, and each of the professional employees of the Company and each Subsidiary, owns or possesses and is in compliance with the terms, provisions and conditions of all permits, licenses, franchises, operating certificates, orders, authorizations, registrations, qualifications, consents or approvals (including certificates of need, licenses, pharmacy licenses, Medicare provider numbers, accreditations and other similar documentation or approvals of any local health departments of any Authority (as hereinafter defined)) of any court, arbitrator or arbitral body, or any federal, state, local or foreign governmental agency or self-regulatory authority, department or commission, or any other board, bureau, review board, instrumentality or similar organization, domestic or foreign, or any applicable private accrediting organization (collectively, "Authority") (hereinafter collectively, "Permits") necessary to own and use the properties and assets of the Company and each of the Subsidiaries, respectively, and to conduct their respective businesses, except where the failure to comply, individually or in the aggregate, would not have a material adverse effect on the Company and the Subsidiaries taken as a whole; as to the Company and each Subsidiary, each such Permit of and from such Authorities is valid and in full force and effect and there is no Proceeding pending or, to the Company's knowledge, threatened (or any reasonable basis therefor) which may cause any such Permit of or from any Authority to be revoked, withdrawn, canceled, suspended or not renewed, except where the failure to own or possess such Permit would not have a material adverse effect on the Company and the Subsidiaries taken as a whole.

     (xxiii) To the best knowledge of the Company, each of the Company and the Subsidiaries and their respective officers and directors, and, to the best knowledge of the Company, persons who provide professional services under agreements with the Company and/or the Subsidiaries, have not engaged in any activities which are prohibited, or are cause for civil penalties or mandatory or permissive exclusion from Medicare or Medicaid, under Section 1320a-7, 1320a-7a, 1302a-7b or 1395nn of Title 42 of the United States Code, the federal CHAMPUS statute or the regulations promulgated pursuant to such statutes or related state or local statutes or regulations, standards of accreditation applicable to the Company or the Subsidiaries or rules of professional conduct, which activities might reasonably be expected to result in sanctions (financial or otherwise) that would be material to the Company and the Subsidiaries taken as a whole.

     (xxiv)(A) To the best of the Company's knowledge, no person who immediately following any Date of Delivery will have a direct or indirect ownership interest (as those terms are defined in 42 C.F.R. Section 1001.1001) in the Company of 10% or more (a "Major Investor"), and (B) to the best knowledge of the Company, no present subsidiary of such Major Investor other than the
     Company: (1) has had a civil monetary penalty assessed against it under 42 U.S.C. Section 1320a-7a; (2) has been excluded from participation under the Medicare program or under a state health care program as defined in 42 U.S.C. Section 1320a-7(h) (a "State Health Care Program"); or (3) has been convicted (as that term is defined in 42 C.F.R. Section 1001.2) of any of the following categories of offenses as described in 42 U.S.C. Section 1320a-7(a) or (b)(1), (2), (3):

          (a) criminal offenses relating to the delivery of an item or service under Medicare or any State Health Care Program;

          (b) criminal offenses under federal or state law relating to patient neglect or abuse in connection with the delivery of a health care item or service;

          (c) criminal offenses under federal or state law relating to fraud, theft, embezzlement, breach of fiduciary responsibility or other financial misconduct in connection with the delivery of a health care item or service or with respect to any act or omission in a program operated by or financed in whole or in part by any federal, state or local government agency;

          (d) criminal offenses under federal or state laws relating to the interference with or obstruction of any investigation into any criminal offense described in (a) through (c) above; or

          (e) criminal offenses under federal or state law relating to the unlawful manufacture, distribution, prescription or dispensing of a controlled substance.

     (xxv) To the best knowledge of the Company, except as disclosed in the Company Prospectus, there is no Medicare, Medicaid or CHAMPUS recoupment or recoupments of any other third-party payor being sought, threatened, requested or claimed against the Company or any Subsidiary.

     (xxvi) The Contract Shares have been approved for listing on The Nasdaq National Market, subject to notice of issuance.

     (xxvii) As of the First Time of Delivery, there will be no shares of Class B Common Stock, par value $.01 per share, of the Company outstanding.

     (b) The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters, the Company and the Trust that:

     (i) The Selling Stockholder is validly existing as a limited liability company under the laws of the State of Delaware and has the limited liability company power and authority to own and sell its property and to conduct its business.

     (ii) The compliance by the Selling Stockholder with all of the applicable provisions of this Agreement, the Contract, the Collateral Agreement, the Fund Indemnity Agreement among the Selling Stockholder, Chase and the Trust dated November [ ], 2000 (the "Fund Indemnity Agreement") and the Fund Expense Agreement among the Selling Stockholder, Chase and the Trust dated November [ ], 2000 (the "Fund Expense Agreement") to which the Selling Stockholder is a party, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the certificate of formation, operating agreement or other organizational documents of the Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties; and no consent, approval, authorization, order, registration or qualification of or filing with any court or governmental agency or body is required for the compliance by the Selling Stockholder with or the consummation by the Selling Stockholder of the transactions contemplated by this Agreement, the Contract, the Collateral Agreement, the Fund Indemnity Agreement and the Fund Expense Agreement, except such as may be required by the NASD or the registration under the Act of the Contract Shares and registration under the 1940 Act of the Trust and the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the United States in connection with the purchase and distribution of the Common Stock by the Trust pursuant to the Contract, other than breaches, defaults or violations which would not impair the ability of the Selling Stockholder to perform its obligations thereunder.

     (iii) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder; the Contract, the Collateral Agreement, the Fund Indemnity Agreement and the Fund Expense Agreement have been duly authorized, executed and delivered by the Selling Stockholder and, assuming due authorization, execution and delivery by the other parties thereto, constitute valid and legally binding agreements of the Selling Stockholder, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as rights to indemnity and contribution thereunder may be limited by state or Federal securities laws or the public policy underlying such laws.

     (iv) The Selling Stockholder will have, immediately prior to each Time of Delivery (as defined in Section 3 hereof) good and valid title to the shares of Common Stock to be pledged and assigned by it under the Collateral Agreement, free and clear of all liens, encumbrances, or claims other than those created pursuant to the Collateral Agreement and the Stockholder and Registration Rights Agreement, dated October 6, 2000 (the "Stockholder and Registration Rights Agreement") between NY Life Healthcare Management, Inc., a wholly owned subsidiary of the Selling Stockholder, and the Company; all consents, approvals, authorizations and orders necessary for the Selling Stockholder to pledge and assign the shares of Common Stock to be pledged and assigned by the Selling Stockholder pursuant to the Collateral Agreement have been obtained; the Selling Stockholder has full right, power and authority to pledge and assign the shares of Common Stock to be pledged and assigned by the Selling

     Stockholder pursuant to the Collateral Agreement; and upon delivery of such shares of Common Stock to the Collateral Agent, for the benefit of the Trust pursuant to the Collateral Agreement, the Collateral Agent will obtain a first priority perfected security interest in such shares of Common Stock, and upon delivery of such shares of Common Stock by the Collateral Agent to the Trust pursuant to the Collateral Agreement and payment therefor pursuant to the Contract, good and valid title to such shares of Common Stock, free and clear of all liens, encumbrances, equities or claims, will pass to the Trust.

     (v) The representations and warranties of the Selling Stockholder set forth in Section 3 of the Collateral Agreement are true and correct on and as of the date hereof with the same effect as though such representations and warranties had been set forth in full in this Agreement.

     (vi) Except the Reorganization (as defined in the Secondary Underwriting Agreement), neither the Selling Stockholder nor any of its affiliates (other than the Company and its subsidiaries, as to which the Selling Stockholder makes no representation) has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities; provided, however, that the Selling Stockholder may sell or offer to sell up to an aggregate of 6,900,000 shares of the Common Stock pursuant to the Secondary Underwriting Agreement.

     (vii)If the Effective Time of the Initial Company Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Company Registration Statement, the Initial Company Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Company Registration Statement (if any), each Company Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statement therein not misleading, and (C) on the date of this Agreement, neither the Initial Company Registration Statement nor, if the Effective Time of the Additional Company Registration Statement is prior to the execution and delivery of this Agreement, the Additional Company Registration Statement, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Company Registration Statement in which the Company Prospectus is included, neither Company Registration Statement nor the Company Prospectus includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Company Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Company Registration Statement, neither the Initial Company Registration Statement nor the Company Prospectus will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from a Company Registration Statement or the Company Prospectus based upon written information furnished to the Company by any Underwriter through the Underwriters specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) .

     (viii) To the extent that any statements or omissions made in the Trust Registration Statement, any Trust Preliminary Prospectus, the Trust Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Trust by the Selling Stockholder expressly for use therein, (A) the Trust Registration Statements and any amendment or supplement thereto do not and will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Trust Prospectus does not, and as amended or supplemented will not, as of the applicable filing date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (ix) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     (c) The Trust represents and warrants to, and agrees with, each of the Underwriters, the Selling Stockholder and the Company that:

     (i) A notification on Form N-8A (the "Notification") of registration of the Trust as an investment company has been filed with the Commission; a registration statement on Form N-2 (File No. 333-82331 and File No. 811-09427) (the "Initial Trust Registration Statement") in respect of the Securities has been filed with the

     Commission; the Initial Trust Registration Statement and any post-effective amendment thereto, each in the form heretofore made available to you and excluding exhibits thereto, have been declared effective by the Commission in such form; no other document with respect to the Initial Trust Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Trust Registration Statement, or any post-effective amendment thereto, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Trust Registration Statement or filed with the Commission pursuant to Rule 497(a) of the Rules and Regulations is hereinafter called a "Trust Preliminary Prospectus"; the various parts of the Initial Trust Registration Statement including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 497(h) under the Act in accordance with Section 5 hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Trust Registration Statement at the time it was declared effective, as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Trust Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 497(h) under the Act, is hereinafter called the "Trust Prospectus").

     (ii) No order preventing or suspending the use of any Trust Preliminary Prospectus has been issued by the Commission, and each Trust Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the 1940 Act, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters (it being understood and agreed that the only such information is that described as such in Section 8(c) hereof) by the Selling Stockholder or by the Company expressly for use therein.

     (iii) The Notification and the Trust Registration Statement conform, and the Trust Prospectus and any further amendments or supplements to the Notification, the Trust Registration Statement or the Trust Prospectus will conform, in all material respects to the requirements of the Act and the 1940 Act (together, the "Acts") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Trust Registration Statement and any amendment thereto and as of the applicable filing date as to the Trust Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters (it being understood and agreed that the only such information is that described as such in Section 8(c) hereof), by the Selling Stockholder or by the Company expressly for use therein.

     (iv) Since the respective dates as of which information is given in the Trust Registration Statement and the Trust Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies, or liabilities of the Trust, otherwise than as set forth or contemplated in the Trust Prospectus, and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus.

     (v) The Trust has been duly created, is validly existing as a trust under the laws of the State of New York, with power and authority to own its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement and the Fundamental Agreements (as defined in Section 2(c)(vii) hereof); the Trust has all necessary consents, approvals, authorizations, orders, registrations or qualifications, of and from, and has made all declarations and filings with, all courts and governmental agencies and bodies, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except such as may be required by the NASD or the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; the Trust has no subsidiaries.

     (vi) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the 1940 Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission; no person is serving or acting as an officer or trustee of the Trust except in accordance with the provisions of the 1940 Act.

     (vii) Each of the Contract, the Collateral Agreement, the Administration Agreement between Chase and the Trust (the "Administration Agreement"), the Custodian Agreement between Chase and the Trust (the "Custodian Agreement"), the

     Paying Agent Agreement between ChaseMellon Shareholder Services, L.L.C., and the Trust (the "Paying Agent Agreement"),the Fund Expense Agreement and the Fund Indemnity= Agreement (the Contract, the Collateral Agreement, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement, the Fund Expense Agreement and the Fund Indemnity Agreement are herein collectively called the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (viii)The Amended and Restated Trust Agreement Constituting Express Scripts Automatic Exchange Security Trust dated as of November [ ], 2000 (the "Trust Agreement") and the Fundamental Agreements comply with all applicable provisions of the Acts, and all approvals of such agreements required under the 1940 Act by the holders of the Automatic Exchange Securities and the trustees have been obtained and are in full force and effect.

     (ix) All of the outstanding Automatic Exchange Securities have been duly and validly authorized and issued and are fully paid and non-assessable, and the form of certificates used to evidence the Automatic Exchange Securities is in due and proper form and complies with all provisions of applicable law; the Trust Agreement and the Fundamental Agreements conform to the descriptions thereof contained in the Trust Prospectus.

     (x) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and non-assessable; the Securities will conform to the description thereof in the Trust Prospectus; no person has rights to registration of any securities because of the filing of the Trust Registration Statement.

     (xi) The issue and sale of the Securities and the compliance by the Trust with all of the provisions of the Securities, this Agreement and each Fundamental Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Trust Agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the

     Trust or any of its properties; and no consent, approval, authorization,

     order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Trust of the transactions contemplated by this Agreement or the Fundamental Agreements, except such as may be required by the NASD or the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

     (xii) Assuming due authorization, execution and delivery by the parties other than the Trust, the Fundamental Agreements are in full force and effect and the Trust is not in default in the performance or observance of any obligation, covenant or condition thereunder and, to the knowledge of the Trust, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder; the Trust is not in default in the performance or observance of any obligation, covenant or condition contained in any other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

     (xiii) The statements set forth in the Trust Prospectus under the caption "Description of Securities," insofar as they purport to constitute a summary of the terms of the Securities, under the caption "Certain Federal Income Tax Considerations," and under the caption "Underwriting," insofar as they purport to describe the provisions of the laws and agreements referred to therein, are accurate, complete and fair in all material respects.

     (xiv) Other than as set forth in the Trust Prospectus, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the current or future financial position, or results of operations of the Trust; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     (xv) There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein.

     (xvi) The Securities have been approved for listing on the Nasdaq National Market subject to notice of issuance; the Trust's Registration Statement on Form 8-A under the Exchange Act is effective.

     (xvii) PricewaterhouseCoopers LLP, who have certified certain financial statements included in the Trust Registration Statement, are independent accountants as required by the Act and the Rules and Regulations.

     3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Trust agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, at a purchase price of $[ ] per Security, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

     The Trust will deliver the Firm Securities to the Underwriters, against payment of the purchase price in federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Goldman, Sachs & Co. drawn to the order of the Trust, at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, NY 10005, at [ ], New York City time, on November [ ], 2000, or at such other time not later than seven full business days thereafter as Goldman, Sachs & Co. and the Selling Stockholder determine, such time being herein referred to as the "First Time of Delivery." For purposes of Rule 15c6-1 under the Exchange Act, the First Time of Delivery (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in such form, in such denominations and registered in such names as Goldman, Sachs & Co. requests and will be made available for checking and packaging at least 24 hours prior to the First Time of Delivery.

     In addition, upon written notice from Goldman, Sachs & Co. given to the Trust from time to time not more than 30 days subsequent to the date of the Trust Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Trust agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name or Schedule A bears to the total number of shares of Firm Securities (subject to adjustment by the Underwriters to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by Goldman, Sachs & Co. to the Selling Stockholder.

                  Each time for the delivery of and payment for the Optional Securities, being herein referred to as a "Second Time of Delivery," which may be the First Time of Delivery (the First Time of Delivery and each Second Time of Delivery, if any, being sometimes referred to as a "Date of Delivery"), shall be determined by Goldman, Sachs & Co. but shall be not later than five full business days and not earlier than two full business days after written notice of election to purchase Optional Securities is given. The Trust will deliver the Optional Securities being purchased on each Second Time of Delivery to the Trust for the accounts of the several Underwriters against payment of the purchase price therefor in federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Underwriters drawn to the order of the Trust, at the offices of Cahill Gordon & Reindel. The certificates for the Optional Securities being purchased on each Second Time of Delivery will be in such form, in such denominations and registered in such names as Goldman, Sachs & Co. requests upon reasonable notice prior to such Second Time of Delivery and will be made available for checking and packaging at a reasonable time in advance of such Second Time of Delivery.

                  As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust as specified in the Contract, the Selling Stockholder at each Time of Delivery will pay to Goldman, Sachs & Co., for the accounts of the several Underwriters, an amount equal to $_____ per Security for the Securities to be delivered at such Time of Delivery. Alternatively, as a matter of convenience, the Underwriters may, with the written consent of the Selling Stockholder, deduct such amount from the purchase price of the Securities, and in such event the Selling Stockholder shall be deemed to have paid the same.

                  4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Trust Prospectus.

                  5. The Trust agrees with each of the Underwriters:

             (i) To prepare the Trust Prospectus in a form approved by you and to file such Trust Prospectus pursuant to Rule 497(h) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Trust Registration Statement or Trust Prospectus prior to the last Time of Delivery which shall not be approved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Trust Registration Statement has been filed or becomes effective or any supplement to the Trust Prospectus or any amended prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust with the Commission pursuant to the Acts and the Exchange Act subsequent to the date of the Trust Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Trust Preliminary Prospectus or Trust Prospectus or any order pursuant to Section 8(e) of the 1940 Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Trust Registration Statement or Trust Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Trust Preliminary Prospectus or Trust Prospectus or suspending any such qualification or order pursuant to Section 8(e) of the 1940 Act, promptly to use its reasonable best efforts to obtain the withdrawal of such order;

             (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions in the United States as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be reasonably necessary to complete the distribution of the Securities; provided that in connection therewith the Trust shall not be required to qualify as a sure foreign trust or association or to file a general consent to service of process or subject itself to taxation in any jurisdiction;

             (iii) Prior to 12:00 p.m. (noon), New York City time, on the business day next succeeding the date of this Agreement and from time to time, at the expense of the Selling Stockholder, to furnish the Underwriters with copies of the Trust Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Trust Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Trust Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Trust Prospectus was delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Trust Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as it may from time to time reasonably request of an amended Trust Prospectus or a supplement to the Trust Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Trust Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as it may request of an amended or supplemented Trust Prospectus complying with
         Section 10(a)(3) of the Act;

             (iv) To make generally available to the Trust's securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Trust Registration Statement an earnings statement (as defined in Rule 158(c) under the Act) of the Trust (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Trust, Rule 158);

             (v) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Trust Prospectus under the caption "Use of Proceeds"; and

             (vi) To use its best efforts to have the Securities approved for listing on the Nasdaq National Market, subject to notice of issuance, and to maintain the listing of the Securities on the Nasdaq National Market.

                  6. Certain Agreements of the Company and the Selling Stockholder.

                  (a) The Company agrees with the several Underwriters that:

             (i) If the Effective Time of the Initial Company Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Company Prospectus with the Commission pursuant to and in accordance with Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Company Registration Statement. The Company will advise Goldman, Sachs & Co. promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Company Registration Statement is prior to the execution and delivery of this Agreement and an additional Company registration statement is necessary to register a portion of the Contract Shares under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional Company registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York City time, on the date of this Agreement or, if earlier, on or prior to the time the Company Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by Goldman, Sachs & Co.

             (ii) The Company will advise Goldman, Sachs & Co. promptly of any proposal to amend or supplement the initial or any additional Company registration statement as filed or the related prospectus or the Initial Company Registration Statement, the Additional Company Registration Statement (if any) or the Company Prospectus and will not effect such amendment or supplementation without Goldman, Sachs & Co.'s prior consent; and the Company will also advise Goldman, Sachs & Co. promptly of the effectiveness of each Company Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Company Registration Statement or the Company Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Company Registration Statement or the Company Prospectus and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

             (iii) If, at any time when a prospectus relating to the Contract Shares is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Company Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Company Prospectus to comply with the Act, the Company will promptly notify Goldman, Sachs & Co. of such event and will promptly prepare and file with the Commission (subject to Section 5(a)(ii)), at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither Goldman, Sachs & Co.'s consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

             (iv) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Company Registration Statement (or, if later, the Effective Date of the Additional Company Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

             (v) The Company will furnish to the Underwriters copies of each Company Registration Statement (five of which will be signed and will include all exhibits), each related preliminary Company prospectus, and, so long as a prospectus relating to the Contract Shares is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Company Prospectus and all amendments and supplements to such documents, in each case in such quantities as Goldman, Sachs & Co. requests. The Company Prospectus shall be so furnished on or prior to 3:00 P.M., New York City time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Company Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

             (vi) The Company will arrange for the qualification of the Contract Shares for sale under the laws of such jurisdictions as the Underwriters designate and will continue such qualifications in effect so long as required for the distribution.

             (vii) During the period of five years hereafter, the Company will furnish to the Underwriters and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Underwriters (a) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (b) from time to time, such other information concerning the Company as the Underwriters may reasonably request.

             (viii) For a period of 90 days after the date of the commencement of the public offering of the Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of the Common Stock or other capital stock of the Company or securities convertible into or exchangeable or exercisable for any shares of the Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Underwriters, except that such 90-day restriction shall not prohibit
         (a) in the case of grants of employee stock options or other issuances of Common Stock pursuant to the terms of a plan in effect on the date hereof, issuances by the Company of Common Stock pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof, (b) the Company from issuing shares of Common Stock in private placements pursuant to Section 4(2) of the Act or in connection with any of the Company's existing strategic alliances, (c) the Company from publicly announcing its intention to issue, or actually issuing, shares of Common

         Stock to shareholders of another entity as consideration for the Company's acquisition of, or merger with, such entity or (d) the Company from issuing shares of Common Stock in connection with the Reorganization.

             (ix) The Company will pay all expenses incident to the performance of its obligations under this Agreement. The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

             (x) In connection with the offering of the Securities, neither the Company nor any of its subsidiaries will take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

                  (b) The Selling Stockholder agrees with the Company, the Trust and the several Underwriters that:

             (i) The Selling Stockholder will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Securities for sale under the laws of such jurisdictions as the Underwriters designate and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the Securities, for any commercial travel and lodging expenses of the Company's officers and employees in connection with attending or hosting meetings with prospective purchasers of the Securities (it being understood that to the extent such travel and lodging expenses are duplicative with those expenses covered by Section 5(a)(ix) of the Secondary Underwriting Agreement, they shall not be payable by the Selling Stockholder hereunder), for any transfer taxes on the sale of the Securities to the Underwriters and for expenses incurred in printing and distributing preliminary prospectuses and the Trust Prospectus (including any amendments and supplements thereto) to the Underwriters.

             (ii) The Selling Stockholder agrees to deliver to Goldman, Sachs & Co. on or prior to the First Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

             (iii) For a period of 90 days after the date of the commencement of the public offering of the Securities, the Selling Stockholder will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of its

         Common Stock or other capital stock of the Company or securities convertible into or exchangeable or exercisable for any shares of the Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Underwriters except that such 90-day restriction shall not prohibit (a) the Selling Stockholder from selling up to 6,900,000 shares of Common Stock pursuant to the Secondary Underwriting Agreement, (b) the sale of shares of the Common Stock and other securities by the Selling Stockholder in connection with the Selling Stockholder's ownership and management (alone or with others) of assets
         (x) held by it or its affiliates in a fiduciary or custodial capacity or (y) of third parties, (c) transfers of shares of Common Stock by the Selling Stockholder to one or more of its affiliates or among affiliates of the Selling Stockholder and (d) transfers of Common Stock in connection with the Reorganization.

             (iv) In connection with the offering of the Securities, neither the Selling Stockholder nor any of its affiliates (other than the Company and its subsidiaries, as to which the Selling Stockholder makes no covenant) will take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company; provided, however, that the Selling Stockholder may sell up to 6,900,000 shares of Common Stock pursuant to the Secondary Underwriting Agreement.

                  7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Time of Delivery and the Optional Securities to be purchased on each Second Time of Delivery will be subject to the accuracy of the representations and warranties on the part of the Company, the Trust and the Selling Stockholder herein set forth, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company, the Trust and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:

                  (a) the Underwriters shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Company Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Company Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the Company Registration Statement to be filed shortly prior to such Effective Time), of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                  (i) in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Company Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                  (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Company Registration Statements;

                  (iii) on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company, who have responsibility for financial and accounting matters and other specified procedures up to a date no earlier than three business days prior to the date of this Agreement, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial statements
                           included in the Company Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) at the date of the latest available
                           balance sheet read by such accountants there was any change in capital stock, increase in long-term debt or any decreases in consolidated net current assets (working capital) or stockholders' equity of the Company and its consolidated subsidiaries as compared with the amounts shown on the June 30, 2000 consolidated balance sheet included in the Company Prospectus, and at the last day of the month preceding the date of this Agreement, there was any change in the capital stock, increase in long-term debt or any decreases in stockholders' equity of the Company and its consolidated subsidiaries as compared with amounts shown on the June 30, 2000 consolidated balance sheet shown in the Company Prospectus; or

                                    (C) for the period from July 1, 2000 to
                           September 30, 2000, there were any decreases, as compared with the corresponding period in the preceding year in the Company's net sales or in the total or per share amounts in the Company's income before extraordinary items or of the Company's net income; and, at the last day of the month preceding this Agreement, as compared with the corresponding period in the preceding year, there were any decreases in the Company's net sales, except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Company Prospectus discloses have occurred or may occur;

                  (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Company Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries, subject to the internal controls of the Company's accounting system, or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Company Registration Statement is subsequent to the execution and delivery of this Agreement, "Company Registration Statements" shall mean the initial Company registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Company Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Company Registration Statement is subsequent to such execution and delivery, "Company Registration Statements" shall mean the Initial Company Registration Statement and the additional Company registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Company Prospectus" shall mean the prospectus included in the Company Registration Statements. All financial statements and schedules included in material incorporated by reference into the Company Prospectus shall be deemed included in the Company Registration Statements for purposes of this subsection.

                  (b) If the Effective Time of the Initial Company Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York City time, on the date of this Agreement or such later date as shall have been consented to by the Underwriters. If the Effective Time of the Additional Company Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York City time, on the date of this Agreement or, if earlier, the time the Company Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by the Underwriters. If the Effective Time of the Initial Company Registration Statement is prior to the execution and delivery of this Agreement, the Company Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 6(a)(i) of this Agreement. Prior to such Date of Delivery, no stop order suspending the effectiveness of a Company Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Trust, the Selling Stockholder, the Company or the Underwriters, shall be contemplated by the Commission.

                  (c) The Trust Prospectus shall have been filed with the Commission pursuant to Rule 424(b) or Rule 497(h), as applicable, within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(i) hereof; become effective by 10:00 p.m. New York City time; no stop order suspending the effectiveness of the Trust Registration Statement or any part thereof, and no order pursuant to Section 8(e) of the 1940 Act, shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

                  (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the earnings, business, management, properties, assets, rights, operating condition (financial or other), or prospects of the Company and the Subsidiaries taken a whole which, in the judgment of a majority in interest of the Underwriters, including the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market;

         (iv) any banking moratorium declared by U.S. federal or New York authorities; (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities or (vi) any change or any development involving a prospective change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies or liabilities of the Trust, otherwise than as set forth or contemplated in the Trust Prospectus.

                  (e) The Underwriters shall have received an opinion, dated such Date of Delivery, of Simpson Thacher & Bartlett, counsel for the Company, substantially in the form of Exhibit D hereto.

                  (f) The Underwriters shall have received an opinion, dated such First Date of Delivery, of Thomas M. Boudreau, Esq., Senior Vice President General Counsel and Secretary of the Company, to the effect that:

                  (i) Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to conduct its business as described in the Company Registration Statements; each of the Company and the Subsidiaries is duly qualified to transact business in all jurisdictions deemed material to its operations and listed on a schedule to such opinion; the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned of record by the Company or a Subsidiary except as described in Exhibit B hereto; and, to the best of such counsel's knowledge, the outstanding shares of capital stock of each of the Subsidiaries are owned free and clear of all liens, encumbrances, equities and claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or ownership interests in the Subsidiaries are outstanding, except as otherwise described in the Company Registration Statements.

                  (ii) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Company Prospectus.

                  (iii) Except as described in or contemplated by the Company Prospectus or as otherwise disclosed to the Underwriters, to the knowledge of such counsel there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such capital stock; and, except as described in the Company Registration Statements, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or the right to have any shares of Common Stock or other securities of the Company included in the Company Registration Statements or the right, as a result of the filing of the Company Registration Statements, to require registration under the Act of any shares of Common Stock or other securities of the Company.

                  (iv) Such counsel does not know of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Company Registration Statements or described in the Company Registration Statements or Company Prospectus which are not so filed, incorporated by reference or described as required; the descriptions in the Company Registration Statements and the Company Prospectus of such contracts or other documents are accurate in all material respects and fairly present the information shown therein.

                  (v) The descriptions in the Company Registration Statements and Company Prospectus of legal and governmental proceedings are accurate in all material respects and fairly present the information shown therein.

                  (vi) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries of a character required to be disclosed in the Company Prospectus pursuant to the Act and the Rules and Regulations, except as set forth in the Company Prospectus.

                  (vii) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or instrument known to such counsel or of any decree or order known to such counsel by any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound, except where such conflict or breach would not have a material adverse effect on the Company or any of the Subsidiaries, taken as a whole, or the offer, sale, delivery or trading of the Contract Shares.

                  In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads him to believe that (i) each Company Registration Statement, or any amendment thereto, at the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the
         Act), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Company Prospectus, or any supplement thereto, as of the date hereof and as of the First Time of Delivery or the Second Time of Delivery, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements and related schedules included or incorporated by reference therein).

                  (g) [Kaye, Scholer, Fierman, Hays & Handler, LLP], counsel for the Selling Stockholder, shall have furnished to you their written opinion with respect to the Selling Stockholder, dated such Date of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

                  (i) The Selling Stockholder is validly existing as a limited liability company under the laws of the State of Delaware and has the requisite limited liability company power and authority to enter into this Agreement, the Contract, the Collateral Agreement, the Fund Indemnity Agreement and the Fund Expense Agreement, and to consummate the transactions contemplated hereby and thereby;

                  (ii) This Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder; the Contract, the Collateral Agreement, the Fund Indemnity Agreement and the Fund Expense Agreement have been duly executed and delivered by or on behalf of the Selling Stockholder and, assuming due authorization, execution and delivery by the other parties thereto, each constitutes a valid and legally binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law); and the compliance by the Selling Stockholder with this Agreement, the Contract, the Collateral Agreement, the Fund Indemnity Agreement and the Fund Expense Agreement and the consummation of the transactions herein and therein contemplated will not breach or result in a default under any agreement or instrument listed on an attached schedule, nor will such action violate any Federal or New York statute or any rule or regulation issued pursuant to any Federal or New York statute or any order known to such counsel issued pursuant to any Federal or New York statute by any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties;

                  (iii) No authorization of the United States or the State of New York is required for the compliance by the Selling Stockholder with all of the provisions of this Agreement, the Contract, the Collateral Agreement, the Fund Indemnity Agreement and the Fund Expense Agreement, except for the registration of the Securities and the Common Stock under the Acts and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities Blue Sky laws or the rules and regulations of the NASD in connection with the purchase and distribution of the Securities and the Contract Shares (as to which such counsel need express no opinion);

                  (iv) Assuming due authorization, execution and delivery thereof by the Trust and the Collateral Agent, the Collateral Agreement, together with the delivery of (x) the certificates in registered form representing the Common Stock pledged thereunder by the Selling Stockholder and (y) undated Common Stock powers with respect thereto duly endorsed in blank, to the Collateral Agent for the benefit of the Trust in the State of New York creates in favor of the Collateral Agent for the benefit of the Trust a perfected security interest in such Common Stock under the Uniform Commercial Code as in effect in the State of New York (the "New York UCC"); upon such delivery, at the First Time of Delivery, assuming that (A) the Collateral Agent and the Trust will acquire the security interest in such shares in good faith and without notice of any adverse claim (within the meaning of the New York UCC) and
                  (B) the Selling Stockholder has rights in the shares of Common Stock subject to the Collateral Agreement, the Collateral Agent will acquire such security interest in such shares of Common Stock for the benefit of the Trust free of any adverse claims (within the meaning of the New York UCC); and

                  (v) Upon payment for and delivery of certificates representing the shares of Common Stock together with undated Common Stock powers with respect thereto duly endorsed in blank in accordance with the Contract and the Collateral Agreement, assuming due authorization, execution and delivery thereof by the Trust and, in the case of the Collateral Agreement, the Collateral Agent, and assuming that (A) the Selling Stockholder continues to be the sole registered owner of the shares of Common Stock to be sold by it with the Collateral Agent having a security entitlement to the pledged shares, (B) the certificates representing the shares to be sold do not contain any notation of liens or restrictions and (C) the purchasers of Securities will acquire such shares in good faith and without notice of any adverse claims (within the meaning of the New York UCC), the purchasers will acquire valid title to the shares of Common Stock to be purchased by them free and clear of any adverse claims (within the meaning of the New York UCC).

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than as to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal Law of the United States.

                  (h) Sullivan & Cromwell, counsel for the Trust, shall have furnished to you their written opinion or opinions, dated such Date of Delivery, in form and substance satisfactory to you, to the effect that

                  (i) The Trust has been duly formed and is validly existing as a trust under the laws of the State of New York and is registered with the Commission under the 1940 Act as a non-diversified, closed-end management investment company;

                  (ii) The Securities have been duly authorized and validly issued and are fully paid and non-assessable and are entitled to the benefits provided by the Trust Agreement;

                  (iii) The Securities will be exchanged for shares of Common Stock in accordance with the terms of the Trust Agreement and the Contract (unless a Reorganization Event (as such term is defined in the Contract) occurs or the Selling Stockholder elects the Cash Settlement Alternative under the Contract), subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (iv) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Trust under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Securities by the Trust have been obtained or made;

                  (v) This Agreement has been duly authorized, executed and delivered by the Trust;

                  (vi) Each Fundamental Agreement has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

                  (vii) The statements in the Trust Prospectus under the caption "Certain Federal Income Tax Considerations," to the extent that such statements constitute summaries of the legal matters referred to therein, fairly represent their opinion as to such matters;

                  (viii) On the basis of information which was gained in the course of the performance of the services referred to in such counsel's opinion considered in the light of their understanding of the applicable law and the experience such counsel gained through such counsel's practice under the Acts, such counsel is of the opinion that the Trust Registration Statement, as of its effective date, and the Trust Prospectus, as of the date of the Trust Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Acts and the applicable rules and regulations of the Commission thereunder; and that nothing that came to their attention in the course of such review has caused them to believe that the Trust Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Trust Prospectus, as of the date of the Trust Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; also, nothing that has come to such counsel's attention in the course of certain procedures (as described in such opinion) has caused such counsel to believe that the Trust Prospectus, as of the date and time of delivery of such opinion, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such opinion may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that such counsel do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Trust Registration Statement or the Trust Prospectus except for those made under the captions "Underwriting," "Investment Objective and Policies," and "Description of Securities" in the Trust Prospectus insofar as they relate to provisions of documents therein described, and such counsel need not express any opinion or belief as to the financial statements or other financial data contained in the Trust Registration Statement and the Trust Prospectus; and provided, further, that such counsel may state that they have not participated in the preparation of the Company Registration Statement or the Company Prospectus and need not express any opinion or belief with respect thereto or with respect to information relating to the Company contained in the Trust Prospectus under the Caption: "Prospectus Summary -- The Company" and "Investment Objectives and Policies -- The Company."

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the Federal laws of the United States.

                  (i) The Underwriters shall have received from Cahill Gordon & Reindel, counsel for the Underwriters, an opinion, dated the First Time of Delivery or the Second Time of Delivery, as the case may be, in form and substance satisfactory to you and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                  (j) The Underwriters shall have received from McDermott, Will & Emery, special regulatory counsel to the Underwriters, an opinion dated the First Date of Delivery, in form and substance satisfactory to the Underwriters.

                  (k) The Underwriters shall have received on the First Time of Delivery or the Second Time of Delivery, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the First Time of Delivery or the Second Time of Delivery, as the case may be, to the effect that each of them severally represents in his capacity as an officer of the Company as follows:

                  (i) Each Company Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Company Registration Statements has been issued and no proceedings for such purpose have been taken or are, to his best knowledge, contemplated by the Commission;

                  (ii) The representations and warranties of the Company contained in Section 2 hereof are true and correct in all material respects as of such Date of Delivery and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Date of Delivery;

                  (iii) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made;

                  (iv) He has carefully examined each Company Registration Statement and the Company Prospectus and, in his opinion, as of the effective date of each Company Registration Statement, the statements contained in such Company Registration Statement and, as of the date of the Company Prospectus and as of such Date of Delivery, the statements contained in the Company Prospectus were true and correct in all material respects, each Company Registration Statement and the Company Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of each Company Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of such Company Registration Statement or the Company Prospectus which has not been so set forth in such supplement or amendment; and

                  (v) Since the date of the most recent financial statements of the Company included in the Company Prospectus and the Company Registration Statements, there has been no material adverse change, nor any development involving a prospective material adverse change, in or affecting the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

                  (l) Each Fundamental Agreement shall have been executed and delivered by all parties thereto and the Selling Stockholder shall have delivered to the Collateral Agent the number of shares of Common Stock required by the Collateral Agreement to be initially pledged thereunder in accordance with the requirements of the Collateral Agreement.

                  (m) The Trust and the Company shall have complied with the provisions of Sections 5(iii) and 6(v) hereof with respect to the furnishing of prospectuses on the business day next succeeding the date of this Agreement.

                  (n) The Company shall have obtained and delivered to the Underwriters executed copies of the lock-up agreements from each of the holders of Common Stock of the Company set forth in the Secondary Underwriting Agreement in form and substance reasonably satisfactory to the Underwriters.

                  (o) The Trust, and the Selling Stockholder shall have furnished or caused to be furnished to you at such Date of Delivery certificates of officers of the Trust, and the Selling Stockholder reasonably satisfactory to you as to the accuracy of the representations and warranties of the Trust, and the Selling Stockholder, respectively, herein and in the Contract and Collateral Agreements at and as of such Date of Delivery, as to the satisfaction and performance by the Trust and the Selling Stockholder of all of their respective obligations hereunder and thereunder to be performed at or prior to such Date of Delivery and as to such other matters as you may reasonably request.

                  (p) The Firm Securities and the Optional Securities, if any, and the Contract Shares shall have been approved for inclusion in the Nasdaq National Market subject to notice of issuance.

                  (q) The Underwriters shall have received a letter, dated such Date of Delivery, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Date of Delivery for the purposes of this subsection.

                  (r) The Reorganization (as defined in the Secondary Underwriting Agreement) shall have been consummated and there shall be no shares of Class B Common Stock outstanding.

                  The Company and the Selling Stockholder will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. The Underwriters may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

                  8. Indemnification and Contribution.

                  (a) The Company will indemnify and hold harmless the Trust, each Underwriter, its partners, directors and officers and each person, if any, who controls the Trust or such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Trust or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (A) any Company Registration Statement, the Company Prospectus, or any amendment or supplement thereto, or any related preliminary prospectuses, or (B) any Trust Registration Statement, the Trust Preliminary Prospectus or the Trust Prospectus, or any amendment or supplement thereto, but only to the extent such untrue statement, such alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information furnished by the Company to the Trust specifically for use therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Trust and each Underwriter for any legal or other expenses reasonably incurred by the Trust or such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable (x) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) of this Section 8 or (y) to any Underwriter pursuant to this Section 8(a) with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability (or any actions or proceedings in respect thereof) results from such Underwriter's sale of Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Company Prospectus in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the Company Prospectus.

                  (b) The Selling Stockholder will indemnify and hold harmless the Trust and each Underwriter, its partners, directors and officers and each person, if any, who controls the Trust or such Underwriter within the meaning of
Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (A) any Company Registration Statement, the Company Prospectus or any amendment or supplement thereto, or any related preliminary prospectuses, but only to the extent such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information furnished by the Selling Stockholder to the Company specifically for use therein or (B) any Trust Registration Statement, the Trust Preliminary Prospectus or the Trust Prospectus or any amendment or supplement thereto, but only to the extent such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon and in conformity with written information furnished by the Selling Stockholder to the Trust specifically for use therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. Notwithstanding anything to the contrary set forth herein, the Selling Stockholder will not be liable to any Underwriter pursuant to this Section 8(b) with respect to any Company Prospectus to the extent that any such loss, claim, damage or liability (or any actions or proceedings in respect thereof) results from such Underwriter's sale of Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Company Prospectus in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the Company Prospectus. The aggregate liability of the Selling Stockholder pursuant to this Section 8(b) and Sections 8(e), (f), (g) and (h) hereof shall in no event exceed in the aggregate the total proceeds received by the Selling Stockholder from the sale of Securities (the "Selling Stockholder's Proceeds"). This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have.

                  (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, the Selling Stockholder, the Trust and their respective directors, managers and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company, the Trust or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statements, or the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Trust by such Underwriter through the Underwriters specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company, the Trust and the Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectuses furnished on behalf of each Underwriter: the concession and reallowance figures appearing
(A) in the fifth paragraph under the caption "Underwriting" in the Company Prospectus and (B) in the third paragraph under the caption "Underwriting" in the Trust Prospectus, and the information contained (A) in the twelfth and thirteenth paragraphs under the caption "Underwriting" in the Company Prospectus and (B) in the fourth and fifth paragraphs under the caption "Underwriting" in the Trust Prospectus.

                  (d) The Company will indemnify and hold harmless the Selling Stockholder, its managers, directors and officers and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 the Act against all losses, claims, damages or liabilities (or any actions or proceedings in respect thereof) to which the Selling Stockholder or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or any actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Company Registration Statements, any related preliminary prospectus, the Company Prospectuses or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made; and will reimburse the Selling Stockholder and each such controlling person upon demand for all legal or other expenses reasonably incurred by the Selling Stockholder or such controlling person in connection with investigating or defending any such loss, claim, damage or liability (or any actions or proceedings in respect thereof) or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not the Selling Stockholder or such controlling person is a party to any such action or proceeding. However, the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability (or any actions or proceedings in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statements, the Prospectuses, any related preliminary prospectuses or any amendment or supplement thereto naming the Selling Stockholder or any affiliate thereof or describing the Selling Stockholder's relationship with the Company, including the summary of the Stockholder and Registration Rights Agreement and the Asset Acquisition Agreement (as defined in the Company Prospectus) and the descriptions of the offering of the

Trust Securities (as defined in the Company Prospectus) by the Selling Stockholder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (e) The Selling Stockholder will indemnify and hold harmless the Company, each of the directors of the Company and each of the officers of the Company who shall have signed the Company Registration Statement against all losses, claims, damages or liabilities (or any actions or proceedings in respect thereof) to which the Company or any such director or officer may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or any actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Company Registration Statements, any Company preliminary prospectus, the Company Prospectuses or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, and will reimburse the Company and each such director or officer upon demand in connection with investigating or defending any such loss, claim, damage or liability (or any actions or proceedings in respect thereof) or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not the Company or such director or officer is a party to any such action or proceeding. However, the Selling Stockholder will be liable in each case to the extent, but only to the extent, that any such loss, claim, damage or liability (or any actions or proceedings in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Company Registration Statement, the Company Prospectus or any related preliminary prospectuses or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use therein. Further, the aggregate liability of the Selling Stockholder pursuant to this Section 8(e) and Sections 8(b), (f), (g) and (h) hereof shall in no event exceed the amount of the Selling Stockholder's Proceeds. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have.

                  (f) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) through (e) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsections (a) through (e) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (g) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) through (e) above, (other than as expressly provided therein, and subject to the limitations and exceptions set forth therein) then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) through (e) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Trust and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Trust and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company, the Trust and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder, bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Trust, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (g). Notwithstanding the provisions of this subsection (g), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the Selling Stockholder shall not be required to contribute any amount in respect of any losses, claims, damages, liabilities or amounts paid in settlement greater than the excess of the Selling Stockholder's Proceeds over the amount paid by the Selling Stockholder under Sections 8(b) and 8(e) hereof or to contribute any amount in respect of losses, claims, damages or liabilities or amounts paid in settlement that the Selling Stockholder would not be obligated to indemnify under Sections 8(b) and 8(e) hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (g) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (h) Subject to the following provisions of this Section 8(h), the Selling Stockholder hereby guarantees, irrevocably, absolutely and unconditionally, the full and prompt payment of any and all amounts as may be due from time to time from the Company pursuant to Section 8(a) and Section 8(g), provided, however, that (A) the Selling Stockholder shall have no obligation to make any payment pursuant to this Section 8(h) in respect of the reimbursement of any indemnified party for any expenses incurred unless such indemnified party shall first have demanded from the Company reimbursement of expenses to which such indemnified party is entitled and the Company shall have failed to make such payment within 30 days of such demand, and (B) the Selling Stockholder shall have no obligation to make any other payment to any indemnified party pursuant to this Section 8(h) unless such indemnified party shall first have demanded from the Company the full amount of the payment then due from the Company and the Company shall have failed to pay such amount owed to such indemnified party pursuant to Section 8(a) or Section 8(g) within 30 days after the earlier to occur of (i) a demand by the indemnified party for payment by the Company of such amount, which amount the Selling Stockholder agrees, whether by settlement or otherwise, is owed, or (ii) entry of a final judgment by a court of competent jurisdiction, from which the time period for filing an appeal has expired, against such indemnified party has remained unsatisfied by the Company; provided, further, however, that after any Insolvency Event (as hereinafter defined), the Selling Stockholder shall be liable in accordance with this Section 8(h) without regard to the provisions set forth in the first proviso of this sentence. For purposes of this Section 8(h), an "Insolvency Event" shall have occurred when (i) the Company shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment (or its equivalent) for the benefit of creditors; (ii) any proceeding shall be instituted against the Company seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debt under any law relating to bankruptcy, insolvency, reorganization, relief of debtors, moratorium, suspension of payments or similar laws relating to or affecting creditors' rights, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 90 days, or any of the actions sought in such proceeding (including, without limitation, the entry of any order for relief against, or the appointment of a receiver, trustee, custodian or similar official for, it or for any substantial part of its property) shall occur, or (iii) the Company shall take any corporate action to authorize any of the actions set forth in clauses (i) or (ii) of this sentence. Furthermore, the Selling Stockholder's payment obligations pursuant to this Section 8(h) shall in no event exceed the amount of the Selling Stockholder's Proceeds, less any amount paid by the Selling Stockholder under Sections 8(b), (e), (g) and (j) in respect of losses, claims, damages or liabilities or amounts paid in settlement that the Selling Stockholder would not be obligated to indemnify under Sections 8(b) and (e) hereof.

                  (i) If the Selling Stockholder shall pay any amount due from the Company pursuant to Section 8(a) in accordance with the provisions of
Section 8(h), the Selling Stockholder shall thereafter have full subrogation rights, for the entire amount of each amount so paid, against the Company. However, the Company will not be liable to the Selling Stockholder in any such case to the extent that any such loss, claim, damage or liability (or any actions or proceedings in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statements, the Prospectuses, any related preliminary prospectus or any amendment or supplement thereto naming the Selling Stockholder or any affiliate thereof or describing the Selling Stockholder's relationship with the Company, including the summary of the Stockholder and Registration Rights Agreement and the Asset Acquisition Agreement and the descriptions of the offering of Trust Securities by the Selling Stockholder.

                  (j) If both the Company and the Selling Stockholder are at fault, or if the Selling Stockholder is solely at fault, insofar as any losses, claims, damages or liabilities (or any actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statements, the Prospectuses, any related preliminary prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, then notwithstanding anything to the contrary contained in this Section 8, as between the Company and the Selling Stockholder, the Selling Stockholder shall contribute to any indemnification required pursuant to Section 8(a) and the Selling Stockholder shall contribute to any amount payable by the Company pursuant to

Section 8(g), in either case, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholder on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or any actions or proceedings in respect thereof). If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(d) or 8(e) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein or any amount paid in settlement thereof, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or settlement in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholder on the other hand. However, the aggregate liability of the Selling Stockholder pursuant to this
Section 8(j) and Sections 8(b), (e) and (g) hereof shall in no event exceed the Selling Stockholder's Proceeds, less any amount paid by the Selling Stockholder under Sections 8(b), (e), (g) and (j) in respect of losses, claims, damages or liabilities or amounts paid in settlement that the Selling Stockholder would not be obligated to indemnify under Sections 8(b) and (e) hereof. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or to information included in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use in the Company Registration Statement, Company Prospectus, any related preliminary prospectus or an amendment or supplement to any of the foregoing on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. This Section 8(j) is solely for the benefit of the Company and the Selling Stockholder and, to the extent expressed, any other persons entitled to claim indemnification pursuant to Section 8(d) or 8(e), and no other person shall acquire or have any right pursuant to or by virtue of this Section 8(j). This
Section 8(j) shall not be construed as limiting or affecting in any manner the rights of the Underwriters under Sections 8(a), 8(g) or 8(h).

                  (k) The obligations of the Company, the Trust and the Selling Stockholder under this Section 8 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed any Company Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                  9. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder on either the First or Second Time of Delivery and the aggregate number of Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Securities that the Underwriters are obligated to purchase on such Date of Delivery, Goldman, Sachs & Co. may make arrangements satisfactory to the Selling Stockholder for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Date of Delivery, the non-defaulting Underwriters shall be obligated, severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase on such Date of Delivery. If any Underwriter or Underwriters so default and the aggregate number of Securities with respect to which such default or defaults occur exceeds 10% of the total number of Securities that the Underwriters are obligated to purchase on such Date of Delivery and arrangements satisfactory to Goldman, Sachs & Co. and the Selling Stockholder for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Trust or the Company, except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Time of Delivery, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein will relieve a defaulting Underwriter from liability for its default.

                  10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholder, the Trust, the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Selling Stockholder, the Company, the Trust or any of their respective Underwriters, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Securities by the Underwriters is not consummated, the Selling Stockholder shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 6 and the respective obligations of the Company, the Selling Stockholder, the Trust and the Underwriters pursuant to Section 8 shall remain in effect, and if any Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 6 shall also remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (iii), (iv) or
(v) of Section 7(c), the Selling Stockholder will reimburse the Underwriters for all out-of-pocket expenses

(including fees and disbursements of counsel to the Underwriters) reasonably incurred by them in connection with the offering of the Securities; provided, however, that if the purchase of the Offered Securities by the Underwriters is not consummated as a result of any action by the Selling Stockholder, the Selling Stockholder will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred by them in connection with the offering of the Offered Securities.

                  11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Underwriters c/o Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Special Execution, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Express Scripts, Inc., 13900 Riverport Drive, Maryland Heights, Missouri 63043, Attention: Chief Financial Officer, or if sent to the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to it at NYLIFE LLC, 51 Madison Avenue, New York, New York 10010, Attention: General Counsel or, it to the Trust, to 433 West 33rd Street, New York, New York 10001; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

                  12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

                  13. Representation of Underwriters. The Underwriters will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Underwriters jointly will be binding upon all the Underwriters.

                  14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

                  15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  Each of the Company, the Trust and the Selling Stockholder hereby submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                            [Signature Page Follows]

                  If the foregoing is in accordance with the Underwriters' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholder, the Company, the Trust and the several Underwriters in accordance with its terms.

                                   Very truly yours,

                                   EXPRESS SCRIPTS AUTOMATIC
                                   EXCHANGE SECURITY TRUST


                                   By: _________________________________________
                                       Donald J. Puglissi


                                   By: _________________________________________
                                       William R. Latham III


                                   By: _________________________________________
                                       James B. O'Neill


                                   EACH A TRUSTEE OF EXPRESS SCRIPTS
                                   AUTOMATIC COMMON EXCHANGE
                                   TRUST

                                   NYLIFE LLC


                                   By: _________________________________________
                                       Name:
                                       Title:

                                   EXPRESS SCRIPTS, INC.


                                   By: _________________________________________
                                       Name:
                                       Title:

The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.


GOLDMAN, SACHS & CO.,
CREDIT SUISSE FIRST BOSTON CORPORATION

By: GOLDMAN, SACHS & CO.


By: _______________________________
    Name:
    Title:

                                    EXHIBIT A


1.       Diversified Pharmaceutical Services, Inc. (Minnesota)
2.       Express Scripts Sales Development Co. (Delaware)
3.       Express Scripts Vision Corp. (Delaware)
4.       IVTx, Inc. (Delaware)
5.       Value Health, Inc. (Delaware)
6.       YourPharmacy.com, Inc. (Delaware)
7.       ESI Mail Pharmacy Service, Inc. (Delaware)

                                   EXHIBIT B



Subsidiary                                                 State of Incorporation     D/B/A
------------------------------------------------------     ----------------------     --------------------------------
Diversified Pharmaceutical Services, Inc.                  Minnesota                  None
Diversified NY IPA, Inc.                                   New York                   None
Diversified Pharmaceutical Services (Puerto Rico) Inc.     Puerto Rico                None
ESI Canada, Inc.                                           New Brunswick, Canada      None
ESI Canada Holdings, Inc.                                  New Brunswick, Canada      None
Express Scripts Vision Corporation                         Delaware                   ESI Vision Care
IVTx, Inc.                                                 Delaware                   Express Scripts Infusion Service
Express Scripts Sales Development Co.                      Delaware                   None
Great Plains Reinsurance Company                           Arizona                    None
Practice Patterns Science, Inc.                            Delaware                   None
Value Health, Inc.                                         Delaware                   None
ValueRx of Michigan, Inc.                                  Michigan                   None
YourPharmacy.com, Inc.                                     Delaware                   None
ESI Mail Pharmacy Service, Inc.                            Delaware                   None
Express Scripts Specialty Distribution Services, Inc.      Delaware                   None
ESI Utilization Management Co.                             Delaware                   None
ESI Claims, Inc.                                           Delaware                   None
607486.Alberta Ltd.                                        Alberta                    None

                                    EXHIBIT C



Officers:

Barrett A. Toan
Terrence D. Arndt
Stuart L. Bascomb
Thomas M. Boudreau
Mabel F. Chen
Robert W. Davis
Mark O. Johnson
Linda L. Logsdon
David A. Lowenberg
George Paz
Joseph W. Plum


Directors:

Howard I. Atkins
Gary G. Benanav
Frank J. Borelli
Judith E. Campbell
Barbara B. Hill
Richard M. Kernan, Jr.
Richard A. Norling
Frederick J. Sievert
Stephen N. Steinig
Seymour Sternberg
Howard L. Waltman
Gary E. Wendlandt
Norman Zachary

                                   SCHEDULE I


                                                                                    NUMBER OF OPTIONAL
                                                    TOTAL NUMBER OF FIRM         SECURITIES TO BE PURCHASED
UNDERWRITER                                       SECURITIES TO BE PURCHASED     IF MAXIMUM OPTION EXERCISED
-----------                                       --------------------------     ---------------------------
Goldman, Sachs & Co.......................              1,500,000                        225,000
Credit Suisse First Boston Corporation....              1,500,000                        225,000
                                                        ---------                        -------
         Total............................              3,000,000                        450,000
                                                        =========                        =======